February 19, 2019

DBX ETF TRUST

Xtrackers Indxx Advanced Life Sciences & Smart Healthcare ETF

Xtrackers Indxx New Energy & Environment ETF

Xtrackers Indxx Space & Exploration ETF

(the “Funds”)

Supplement to the Funds’ Prospectus and Statement of Additional Information, each dated November 16, 2018, as may be supplemented from time to time

The Funds are not available for purchase.

Please retain this supplement for future reference.